Acquisition of Seaspan Management Services Limited	6 Months Ended
Jun. 30, 2012
Acquisition of Seaspan Management Services Limited
3.	Acquisition of Seaspan Management Services Limited:

On January 27, 2012, the Company acquired 100 percent of the Manager, an affiliated privately owned company that has provided technical, administrative and strategic services to the Company. The Company’s acquisition of the Manager will increase its control over access to the first-rate services that the Manager provides to the Company on a long-term basis, and reduce certain conflicts between the Company and its directors who have interests in the Manager.

The aggregate purchase price, excluding potential balance sheet adjustments, was $97,705,000, including:

4,220,728 of the Company’s Class A common shares	$66,899
Contingent consideration	9,953
Settlement of intercompany balances	19,693
Stock based compensation (note 13)	1,160

Aggregate purchase price	$97,705

Under the Share Purchase Agreement, $7,500,000 or 586,212 shares of Class A common shares have been deposited in escrow for settlement of potential indemnifiable damages. If there are no claims for indemnification, the escrowed shares will be released within three business days of January 27, 2013.

The value of the Company’s Class A common shares issued was determined based on the closing market price of those common shares on January 27, 2012, which was the date the acquisition closed.

The contingent consideration arrangement requires the Company to pay the former owners of the Manager additional consideration of 39,081 of the Company’s Class A common shares for each of certain containerships ordered or acquired by the Company, Greater China Intermodal Investments LLC or Blue Water Commerce, LLC after December 12, 2011 and prior to August 15, 2014 and which are to be managed by the Manager or the Company.

For the six months ended June 30, 2012, the Company incurred $0.4 million of acquisition-related costs that have been included in general and administrative expense in the Company’s consolidated statements of operations.

As the Company is in the process of valuing the assets acquired and liabilities assumed, the purchase price and allocation of the purchase price remains subject to finalization. The following table summarizes the estimated fair value of the identifiable assets acquired and liabilities assumed:

Cash and cash equivalent	$23,911
Current assets	34,525
Other assets	5,335
Capital assets	678
Intangible assets	1,706
Goodwill	66,662

Total assets acquired	132,817
Debt assumed	5,000
Current liabilities	29,153
Other long-term liabilities	959

Net assets acquired	$97,705

The goodwill of $66,662,000 arising from the acquisition is attributable to the workforce of the acquired business and the synergies expected to arise after the Company’s acquisition of the Manager. All of the goodwill was assigned to Seaspan Corporation. The goodwill is not expected to be deductible for tax purposes.

The Company purchased identifiable intangible assets (customer contract) estimated at $1,706,000 with an estimated useful life of 5 years.

(a)	Pro forma information:

If the acquisition of the Manager had occurred as of January 1, 2011, the pro forma operating results would not be materially different from the pre-acquisition results reported by the Company.